UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2014

MANTRA VENTURE GROUP LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-53461	26-0592672
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

#562 – 800 15355 24th Avenue, Surrey, British Columbia, Canada V4A 2H9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (604) 560-1503

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Our previous independent registered public accounting firm:

(i)

On July 30, 2014, Saturna Group Chartered Accountants LLP (“Saturna Group”) provided notice that they were resigning their services as our company’s independent registered public accounting firm due to mandatory partner rotation requirements.

(ii)

The reports of Saturna Group on our company’s financial statements as of and for the fiscal year ended May 31, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our company’s ability to continue as a going concern.

	(iii)	Our company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

Through the interim periods (subsequent to our year ended May 31, 2013) to July 30, 2014 (the date of change in accountants), there have been no disagreements with Saturna Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Saturna Group, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

(v)

Our company has requested that Saturna Group furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. The letter of Saturna Group is incorporated into this report as Exhibit 16.1.

(b)	New independent registered public accounting firm:

On July 30, 2014, our company engaged Sadler, Gibb & Associates, L.L.C., Certified Public Accountants as our new independent registered public accounting firm. During the two most recent fiscal years and through July 30, 2014, our company had not consulted with Sadler, Gibb & Associates, L.L.C. regarding any of the following:

	(i)	the application of accounting principles to a specific transaction, either completed or proposed;

(ii)

the type of audit opinion that might be rendered on our company’s financial statements, and none of the following was provided to our company: (a) a written report, or (b) oral advice was provided that Sadler, Gibb & Associates, L.L.C. concluded was an important factor considered by our company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from Saturna Group to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTRA VENTURE GROUP LTD.

/s/ Larry Kristof
Larry Kristof
President, Chief Executive Officer, Chief Financial
Officer, Secretary, Treasurer and Director

Date: August 7, 2014